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                                  EXHIBIT 9(c)


                            Amended Schedule A to the
                     Management and Administration Agreement







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                                                      Dated: ___________, 1998

                                     FORM OF
                                   SCHEDULE A
                                     TO THE
                     MANAGEMENT AND ADMINISTRATION AGREEMENT
                        BETWEEN AMSOUTH MUTUAL FUNDS AND
                              ASO SERVICES COMPANY

Name of Fund                                          Compensation*
--------------------------------                      --------------------------
AmSouth Prime Obligations Fund, AmSouth                Annual Rate of twenty one-hundredths
U.S. Treasury Fund, AmSouth Tax Exempt                 of one percent (0.20%) of each
Fund, AmSouth Equity Fund, AmSouth Regional            such Fund's average daily net assets
Equity Fund, AmSouth Balanced Fund, AmSouth
Bond Fund, AmSouth Limited Maturity Fund,
AmSouth Municipal Bond Fund, AmSouth
Government Income Fund, AmSouth Florida
Tax-Free Fund, AmSouth Capital Growth Fund,
AmSouth Small Cap Fund, AmSouth Equity
Income Fund, AmSouth Enhanced Market Fund,
and AmSouth Large Cap Growth Fund


AmSouth Institutional Prime Obligations Fund           Annual Rate of ten one-hundredths of one percent (0.10%)
and AmSouth Institutional U.S. Treasury Fund           of each such Fund's average daily net assets





                                         AMSOUTH MUTUAL FUNDS


                                         By:
                                            -----------------------------

                                         Title:
                                               --------------------------


                                         ASO SERVICES COMPANY


                                         By:
                                            -----------------------------

                                         Title:
                                               --------------------------




------------

* All fees are computed daily and paid periodically.